                                                                     Exhibit #99
                      	MONTHLY SERVICERS CERTIFICATE
																        SERVICER:  NATIONSBANK, N.A.
																       NATIONSBANK AUTO TRUST 1995-A


					Pursuant to the Pooling and Servicing Agreement, dated as of December 6,
1995 (as amended and supplemented, the "Pooling and Servicing Agreement")
between NationsBank, N.A., NationsBank of Georgia,N.A.

					NationsBank of Florida, N.A., and NationsBank of Texas, N.A.
(as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank
(as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the
Trust.  The information with respect to the applicable Distribution Date and Due
Period is set forth below.


Collection Period		                                               		Jun-96
Determination Date		                                              		7/8/96
Deposit Date		                                                   		7/12/96
Distribution Date		                                              		7/15/96

Pool Balance on the close of the last day of
      the preceding Collection Period			                         	797,407,389.25
Less:	Principal Collections		                                      33,253,247.52
      Purchase Amount allocable to Principal		                             	0.00
 		   Realized Losses                                            			  810,696.76
                                                             -------------------
Pool Balance on the close of the last day of
      the Collection Period 			                                   763,343,444.97
                                                             ===================
Original Pool Balance	                                          1,066,816,806.33
Pool Factor		                                                        		71.55338%

Class A Certificate Balance
			  Beginning Class A Certificate Balance		                      773,485,167.57
     Class A Principal Distribution to Class A
              Distribution Account		                               33,042,025.95
	                                                            -------------------
     Ending Class A Certificate Balance                           740,443,141.62
Original Class A Certificate Balance			                         1,034,812,302.14
Class A Pool Factor                                                				71.55338%

Class B Certificate Balance
					Beginning Class B Certificate Balance		                       23,922,221.68
					Class B Principal Distribution to Class B
              Distribution Account		                                1,021,918.33
                                                             -------------------
     Ending Class B Certificate Balance			                         22,900,303.35
Original Class B Certificate Balance		                             32,004,504.19
Class B Pool Factor                                                		 	71.55338%

Class A Pass-Through Rate		                                            		5.8500%
Class B Pass-Through Rate		                                            		6.0000%

Class A Percentage	                                                  			97.0000%
Class B Percentage		                                                   		3.0000%

Available Interest
				  Collections and Liquidation Proceeds allocable
                  to interest	                                    		6,527,378.94
      Recoveries		                                                    	37,522.69
 					Purchase Amount allocable to Interest	                              		0.00
                                                             -------------------
                  Total Interest Collections                      		6,564,901.63
 				 Advances for the related Distribution Date		                 	1,285,866.60
 	    Less:  Outstanding Advances to be reimbursed                 			899,331.99
 	                                                           -------------------
                  Total Available Interest                        		6,951,436.24

Available Principal
						Collections and Liquidation Proceeds allocable
                     to Principal		                                33,253,247.52
		    Purchase Amount allocable to Principal                             			0.00
 					                                                       -------------------
 												     	Total Available Principal                       33,253,247.52


Deposit to Certificate Account
			   Available Interest			                                         6,951,436.24
						Available Principal		                                        33,253,247.52
						Withdrawal from Reserve Account		                                    	0.00
 				 Less:  Basic Servicing Fee to be withheld from
                    Collections	                                    		664,506.16
 		                                                          -------------------
         						Net Deposit to Certificate Account	           				  39,540,177.60

Class A Interest Distribution
						Class A Monthly Interest		                                   	3,770,740.19
 					Class A Interest Carryover Shortfall	                               		0.00
 						                                                      -------------------
               Total		                                              3,770,740.19

Class B Interest Distribution
						Class B Monthly Interest		                                     	119,611.11
 					Class B Interest Carryover Shortfall	                               		0.00
                                                             -------------------
 						        Total	                                                	119,611.11

Class A Principal Distribution
						Class A Monthly Principal	                                   33,042,025.95
					 Class A Principal Carryover Shortfall from the
            preceding Distribution Date		                                   0.00
 													                                               -------------------
															Total                                               33,042,025.95

Class B Principal Distribution
						Class B Monthly Principal	                                  		1,021,918.33
Class B Principal Carryover Shortfall from the preceding
                 Distribution Date                                          0.00
 						                                                      -------------------
						 								Total                                              		1,021,918.33

Basic Servicing Fee (inc. unpaid amount from prior periods)	       			664,506.16


Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A
Interest Distribution)
					 Unpaid Basic Servicing Fee to Servicer                       			664,506.16
      Class A Interest Distribution to Class A Distribution
                        Account	                                  		3,770,740.19
      Class B Interest Distribution to Class B Distribution
                        Account                                    			119,611.11

Distributions of Available Principal, Remaining Available Interest
												and Remaining Available Reserve Amount
						Class A Principal Distribution to Class A
               Distribution Account		                              33,042,025.95
					 Class B Principal Distribution to Class B
               Distribution Account                              			1,021,918.33
      To Reserve Account up to Specified Reserve
                  Account Balance		                                        	0.00
      Any Remaining Amounts to Sellers	                           		1,585,882.02


Specified Reserve Account Balance
						Greater of:
						(a) Reserve percentage applicable	                                 		4.00%
						    Pool Balance on last day of Collection Period
              times reserve percentage applicable	                 30,533,737.80
						(b) Lesser of: Deposit from Available Interest and
                   Available Principal
														       (i)  floor amount stated or                   13,335,210.08
					                (ii) Pool Balance on last day of
                          Collection Period plus interest
                          through Scheduled Distribution Date	  1,074,129,965.83
							Specified Reserve Account Balance	                          30,533,737.80

Reserve Account
						 Beginning Balance		                                         31,896,295.57
       Deposit from Available Interest and Available
                   Principal		                                             	0.00
 		    Investment Earnings		                                         	135,765.03
 						Less:  Withdrawal from Reserve Account and deposit
                  to Certificate Account to cover:
															        Accrued and unpaid Basic Servicing Fees            		0.00
 					                 Amounts to be distributed to
                           Certificateholders'                            		0.00
 				                  Reimb. to Servicer for Outstanding
                           Advances associated with
                             Defaulted Accounts	                      	49,892.77
 						 Less: Withdrawal by Sellers of Excess of Reserve
                Account Balance Over Specified Reserve
                         Account Balance	                         		1,312,665.00
 							Less:  Withdrawal of Investment Earnings by Servicer	       		135,765.03
                                                             -------------------
								Ending Balance		                                           30,533,737.80
                                                             ===================
		Available Reserve Account Balance				                            30,533,737.80

Realized Losses		                                                   		810,696.76
Net Loss Ratio (annualized)
								For the current Collection Period	                               		1.19%
        For the preceding Collection Period                             			1.14%
					   For the second preceding Collection Period	                      		1.02%
Average Net Loss Ratio (Specified Reserve Account Balance
        increases if greater than 1.50%)	                                  1.12%

Delinquency Analysis
								Number of Loans
													 30 to 59 days past due 	                                    	1,288
 					        60 to 89 days past due                                       		232
 							      90 or more days past due                                     		188
                                                             -------------------
 							    Total		                                                        1,708

        Principal Balance
											   30 to 59 days past due 		                            13,993,720.48
              60 to 89 days past due                              		2,727,753.95
 					        90 or more days past due                            		2,244,771.35
 					                                                       -------------------
							     Total	                                                 18,966,245.78

Delinquency Ratio
								For the current Collection Period	                               		0.65%
						  For the preceding Collection Period		                             	0.57%
						  For the second preceding Collection Period                      			0.54%
Average Delinquency Ratio (Specified Reserve Account Balance
            increases if greater than 1.25%)                               0.59%

Collateral Repossessed and Held by the Trust
								Number	                                                            		157
 							Principal Balance		                                        	1,884,617.46

Weighted Average Computations
								Weighted Average Coupon	                                     		10.49260%
					   Weighted Average Original Term                                  			59.12
 	      Weighted Average Remaining Term		                                  	40.8